Borrowings	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Borrowings
Borrowings

As of December 31, 2018, the Group was in compliance with all of its covenants.

The Group's borrowings are detailed below:

	As of December 31,
(In $ million)	2018	2017
Securitization Facility	420	420
Credit Agreement	3,528	3,576
Reynolds Notes:
Reynolds Senior Secured Notes:
5.750% Senior Secured Notes due 2020	3,137	3,137
6.875% Senior Secured Notes due 2021	345	645
Floating Rate Senior Secured Notes due 2021	750	750
5.125% Senior Secured Notes due 2023	1,600	1,600
Reynolds Senior Notes:
7.000% Senior Notes due 2024	800	800
Pactiv Notes:
6.400% Notes due 2018	—	16
7.950% Debentures due 2025	276	276
8.375% Debentures due 2027	200	200
Other borrowings	20	20
Total principal amount of borrowings	11,076	11,440
Transaction costs	(59)	(77)
Embedded derivatives	23	32
Original issue discounts, net of premiums	(5)	(6)
Carrying value	11,035	11,389

Current borrowings	455	470
Non-current borrowings	10,580	10,919
Total borrowings	11,035	11,389

15.1        Securitization Facility

On March 22, 2017, the Group entered into a new $600 million securitization facility (the “Securitization Facility”), of which $452 million was drawn on the closing date. The proceeds and cash were used to repay and extinguish all amounts outstanding under the previous securitization facility and pay transaction fees and expenses. The Securitization Facility matures on March 22, 2022. The amount that can be borrowed is calculated by reference to a funding base determined by the amount of eligible trade receivables. The Securitization Facility is secured by all of the assets of the borrower, which are primarily the eligible trade receivables and cash. The terms of the arrangement do not result in the derecognition of the trade receivables by the Group. The Securitization Facility has an interest rate equal to one-month LIBOR with a 0% floor, plus a margin of 1.75% per annum. As of December 31, 2018, $420 million was drawn under the Securitization Facility.

15.2        Credit Agreement

The Company and certain members of the Group are parties to a senior secured credit agreement dated August 5, 2016 as amended (the "Credit Agreement"). The Credit Agreement comprises the following term and revolving tranches:

	Currency	Maturity date	Facility value (in million)	Value drawn or utilized as of December 31, 2018 (in million)	Applicable interest rate as of December 31, 2018
Term Tranches
U.S. Term Loans	$	February 5, 2023	3,315	3,248	LIBOR (floor of 0.000%) + 2.750%
European Term Loans	€	February 5, 2023	249	244	EURIBOR (floor of 0.000%) + 3.250%
Revolving Tranche(1)
U.S. Revolving Loans	$	August 5, 2021	302	58	—

(1)	The Revolving Tranche was utilized in the form of bank guarantees and letters of credit.

On February 7, 2017, the Group entered into an incremental assumption agreement and incurred $3,315 million and €249 million of term loans thereunder. The proceeds of these incremental term loans were used to repay in full the outstanding U.S. and European term loans under the Credit Agreement. This resulted in a 0.25% per annum reduction in the margin applicable to the outstanding U.S. and European term loans to 3.000% per annum and 3.500% per annum, respectively, in each case with a step down based on achieving certain ratings, and a reduction in the LIBOR floor of the U.S. term loans by 100 basis points to 0.000% per annum.

Refer to note 8 for the loss recognized on the extinguishment of borrowings as a result of the write-off of unamortized debt issuance costs.

On September 29, 2017, the interest rate margin applicable to the outstanding U.S. and European term loans was reduced by 0.25% per annum to 2.750% per annum and 3.250% per annum, respectively, due to certain upgrades in RGHL’s credit rating.

The Company and certain members of the Group have guaranteed on a senior basis the obligations under the Credit Agreement and related documents to the extent permitted by law. The guarantors have granted security over substantially all of their assets to support the obligations under the Credit Agreement. This security is expected to be shared on a first priority basis with the note holders under the Reynolds Senior Secured Notes.

Indebtedness under the Credit Agreement may be voluntarily repaid in whole or in part and must be mandatorily repaid in certain circumstances. The borrowers also make quarterly amortization payments of 0.25% of the principal amount of term loans outstanding on February 7, 2017. The borrowers are required to make annual prepayments of term loans with up to 50% of excess cash flow (which will be reduced to 25% or 0% if specified senior secured first lien leverage ratios are met) as determined in accordance with the Credit Agreement. No excess cash flow prepayments were due in 2018 or are due in 2019 for the year ended December 31, 2018.

The Credit Agreement contains customary covenants which restrict the Group from certain activities including, among other things, incurring debt, creating liens over assets, selling or acquiring assets and making restricted payments, in each case except as permitted under the Credit Agreement. In addition, total assets of the non-guarantor companies (excluding intra-group items but including investments in subsidiaries) are required to be 25% or less of the adjusted consolidated total assets of the Group as of the last day of the most recently ended fiscal quarter of the Company for which financial statements are available, and the aggregate of the EBITDA of the non-guarantor companies is required to be 25% or less of the consolidated EBITDA of the Group for the period of four consecutive fiscal quarters of the Company for which financial statements are available, in each case calculated in accordance with the Credit Agreement (the "Guarantor Coverage Test") which may differ from the measure of Adjusted EBITDA as disclosed in note 5. If the Group is unable to meet the Guarantor Coverage Test, the Group will be required to add additional subsidiary guarantors as necessary to satisfy such requirements.

The Credit Agreement also contains a total secured leverage ratio covenant not to exceed 5.00 to 1.00 on a pro forma basis. This covenant applies if the aggregate revolving credit exposure (excluding any exposure in respect of undrawn letters of credit) as of the last day of a fiscal quarter exceeds 35% of the total commitments under the revolving credit facility on such day.

15.3        Reynolds Notes

The Group's borrowings as of December 31, 2018 issued by Reynolds Group Issuer LLC, Reynolds Group Issuer Inc. and Reynolds Group Issuer (New Zealand) Limited (together, the "Reynolds Notes Issuers") are summarized below:

	Maturity date	Interest payment dates
5.750% Senior Secured Notes due 2020	October 15, 2020	April 15 and October 15
6.875% Senior Secured Notes due 2021	February 15, 2021	February 15 and August 15
Floating Rate Senior Secured Notes due 2021(1)	July 15, 2021	January 15, April 15, July 15 and October 15
5.125% Senior Secured Notes due 2023(2)	July 15, 2023	January 15 and July 15; commencing January 15, 2017
7.000% Senior Notes due 2024	July 15, 2024	January 15 and July 15; commencing January 15, 2017

(1)
The Floating Rate Senior Secured Notes due 2021 were issued at an issue price of 99.000% and have an interest rate equal to the three-month Dollar LIBOR plus 3.500% reset quarterly. In July 2016, the Group entered into an interest rate swap agreement to mitigate the interest rate risk exposure of the Floating Rate Senior Secured Noted due 2021. While the Group has elected not to adopt hedge accounting, the economic effect of this derivative is that the effective interest rate on the Floating Rate Senior Secured Notes due 2021 is 4.670% from October 15, 2016.

(2)	$250 million aggregate principal amount of 5.125% Senior Secured Notes due 2023 were issued at an issue price of 103.500%.

On February 15, 2018, the Group repaid $300 million aggregate principal amount of the outstanding 6.875% Senior Secured Notes due 2021 at a redemption price of 101.146% plus accrued and unpaid interest.

On February 15, 2017, the Group redeemed all of the $345 million aggregate principal amount outstanding of 8.250% Senior Notes due 2021 at a redemption price of 102.750% plus accrued and unpaid interest.

On December 15, 2017, the Group repaid $100 million aggregate principal amount of 5.750% Senior Secured Notes due 2020 at a redemption price of 101.438%, plus accrued and unpaid interest.

Refer to note 8 for the loss recognized on the reduction in borrowings as a result of premiums incurred and the write-off of unamortized debt issuance costs.

Assets pledged as security for borrowings

The shares in Beverage Packaging Holdings I Limited ("BP I") (a wholly owned subsidiary of the Company) have been pledged as collateral to support the obligations under the Credit Agreement and the Reynolds Senior Secured Notes. In addition, the Company, BP I and certain subsidiaries of BP I have pledged substantially all of their assets as collateral to support the obligations under the Credit Agreement and the Reynolds Senior Secured Notes.

Guarantee and security arrangements

All of the guarantors of the Credit Agreement have guaranteed the obligations under the Reynolds Notes to the extent permitted by law.

The guarantors have granted security over substantially all of their assets to support the obligations under the Reynolds Senior Secured Notes. This security is expected to be shared on a first priority basis with the creditors under the Credit Agreement.

Reynolds Notes indentures restrictions

The respective indentures governing the Reynolds Notes all contain customary covenants which restrict the Group from certain activities including, among other things, incurring debt, creating liens over assets, selling assets and making restricted payments, in each case except as permitted under the respective indentures governing the Reynolds Notes.

Early redemption option and change in control provisions

Under the respective indentures governing the Reynolds Notes, the Reynolds Notes Issuers, at their option, can elect to redeem the Reynolds Notes under terms and conditions specified in the respective indentures. The terms of the early redemption constitute an embedded derivative. In accordance with the Group's accounting policy for embedded derivatives, the Group has recognized embedded derivatives in relation to the redemption provisions of the indentures governing the respective Reynolds Notes.

Under the respective indentures governing the Reynolds Notes, in certain circumstances which would constitute a change in control, the holders of the Reynolds Notes have the right to require the Reynolds Notes Issuers to repurchase the Reynolds Notes at a premium.

15.4    Pactiv Notes

As of December 31, 2018, the Group had outstanding the following debentures (together, the “Pactiv Notes”) issued by Pactiv LLC:

	Maturity date	Semi-annual interest payment dates
7.950% Debentures due 2025	December 15, 2025	June 15 and December 15
8.375% Debentures due 2027	April 15, 2027	April 15 and October 15

On January 15, 2018, the Group repaid upon maturity all of the $16 million aggregate principal amount outstanding of the 6.400% Notes due 2018 plus accrued and unpaid interest.

On June 15, 2017, the Group repaid upon maturity all of the $300 million aggregate principal amount outstanding of 8.125% Debentures due 2017.

The Pactiv Notes are not guaranteed by any member of the Group and are unsecured.

The indentures governing the Pactiv Notes contain a negative pledge clause limiting the ability of certain entities within the Group, subject to certain exceptions, to (i) incur or guarantee debt that is secured by liens on “principal manufacturing properties” (as such term is defined in the indentures governing the Pactiv Notes) or on the capital stock or debt of certain subsidiaries that own or lease any such principal manufacturing property and (ii) sell and then take an immediate lease back of such principal manufacturing property.

The 8.375% Debentures due 2027 may be redeemed at any time at the Group's option, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus a make-whole premium, if any, plus accrued and unpaid interest to the date of the redemption.

15.5     Other borrowings

As of December 31, 2018, in addition to the Securitization Facility, the Credit Agreement, the Reynolds Notes and the Pactiv Notes, the Group had a number of unsecured working capital facilities extended to certain operating companies of the Group. These facilities bear interest at floating or fixed rates.

As of December 31, 2018, the Group had local working capital facilities in a number of jurisdictions which are secured by the collateral under the Credit Agreement and the Reynolds Senior Secured Notes and by certain other assets. These facilities rank pari passu with the obligations under the Credit Agreement and under the Reynolds Senior Secured Notes.

Other borrowings as of December 31, 2018 included finance lease obligations of $19 million (2017: $20 million).

15.6     Reconciliation of liabilities arising from financing activities

(In $ million)	Principal borrowings	Transaction costs	Total
Carrying amount as of January 1, 2018	11,440	(51)	11,389
Cash flows	(352)	—	(352)
Capitalization of borrowing costs	—	—	—
Effects of movements in exchange rates	(12)	—	(12)
Other	—	10	10
Carrying amount as of December 31, 2018	11,076	(41)	11,035
Carrying amount as of January 1, 2017	12,179	(108)	12,071
Cash flows	(773)	—	(773)
Capitalization of borrowing costs	—	(10)	(10)
Effects of movements in exchange rates	34	—	34
Other	—	67	67
Carrying amount as of December 31, 2017	11,440	(51)	11,389